EXHIBIT 10.5

AMENDMENT NUMBER FOUR
to the
Master Loan and Security Agreement
dated as of April 1, 2000
by and among
NEW CENTURY MORTGAGE CORPORATION
NC CAPITAL CORPORATION
and
SALOMON BROTHERS REALTY CORP.

This AMENDMENT NUMBER FOUR (this “Amendment”) is made this 23rd day of December, 2002, among NEW CENTURY MORTGAGE CORPORATION, having an address at 18400 Von Karman, Irvine, California 92612 (the “Servicer”), NC CAPITAL CORPORATION, having an address at 18400 Von Karman, Irvine, California 92612 (the “Borrower”) and SALOMON BROTHERS REALTY CORP., having an address at 390 Greenwich Street, New York, New York 10013 (the “Lender”) to the MASTER LOAN AND SECURITY AGREEMENT, dated as of April 1, 2000, between the Lender, the Servicer and the Borrower (as previously amended and supplemented, the “Loan Agreement”).

RECITALS

WHEREAS, the Borrower has requested that the Lender agree to amend the Loan Agreement to extend the term thereof and to make such additional modifications to the Loan Agreement as more expressly set forth below and the Lender has agreed to such request.

WHEREAS, the Borrower has agreed to deliver all closing documents required under the Loan Agreement including, but not limited to, officer’s certificates, and all other documents required thereunder, and has authorized the filing of any relevant UCC financing statements by the Lender and agrees to satisfy all conditions precedent to any Advance thereunder.

WHEREAS, as of the date of this Amendment, each of the Borrower and the Servicer represents to the Lender that it is in compliance with all of the representations and warranties and all of the affirmative and negative covenants set forth in the Loan Agreement and is not in default under the Loan Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1.    Effective as of December 23, 2002, Section 1 of the Loan Agreement is hereby amended by deleting the definition of “Maturity Date”and replacing it with the following:

“Maturity Date” shall mean December 31, 2003 or such earlier date on which this Loan Agreement shall terminate in accordance with the provisions hereof or by operation of law.

SECTION 2.    Effective as of December 23, 2002, Section 1 of the Loan Agreement is hereby amended by deleting the definition of “Maximum Credit” and replacing it with the following:

“Maximum Credit” shall mean $50,000,000.

SECTION 3.    Effective as of December 23, 2002, Section 5.02 of the Loan Agreement is hereby amended by deleting clause (a) thereof in its entirety and replacing it with the following:

“(a) no Default, Event of Default or event which, in the sole judgment of the Lender, may have a Material Adverse Effect shall have occurred and be continuing;”

SECTION 4.    Effective as of December 23, 2002, Section 8 of the Loan Agreement is hereby amended by deleting clause (j) thereof in its entirety and replacing it with the following:

“(j) Reserved;”

SECTION 5.    Fees and Expenses.    The Borrower agrees to pay to the Lender all fees and out of pocket expenses incurred by the Lender in connection with this Amendment (including all reasonable fees and out of pocket costs and expenses of the Lender’s legal counsel incurred in connection with this Amendment), in accordance with Section 11.03(b) of the Loan Agreement.

SECTION 6.    Defined Terms.    Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Loan Agreement.

SECTION 7.    Representations.    In order to induce the Lender to execute and deliver this Amendment, each of the Borrower and the Servicer hereby represents to the Lender that as of the date hereof, after giving effect to this Amendment, each of the Borrower and the Servicer is in full compliance with all of the terms and conditions of the Loan Agreement and no Default or Event of Default has occurred under the Loan Agreement.

SECTION 8.    Limited Effect.    This Amendment shall become effective upon the satisfaction by the Borrower of the conditions precedent set forth in Section 5 of the Loan Agreement. Except as expressly amended and modified by this Amendment, the Loan Agreement shall continue in full force and effect in accordance with its terms.

Reference to this Amendment need not be made in the Loan Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Loan Agreement, any reference in any of such items to the Loan Agreement being sufficient to refer to the Loan Agreement as amended hereby.

SECTION 9.    GOVERNING LAW.    THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SECTION 10.    Counterparts.    This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Lender, the Borrower and the Servicer have caused this Amendment to be executed and delivered by their duly authorized officers as of the day and year first above written.

SALOMON BROTHERS REALTY CORP.

By:	/s/ EVAN J. MITNICK
Name: Title: Vice President

NC CAPITAL CORPORATION

By:	/s/ KEVIN CLOYD
Name Title: President

NEW CENTURY MORTGAGE CORPORATION

By:	/s/ KEVIN CLOYD
Name Title: Senior Vice President

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